UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2020

KALEIDO BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38822	47-3048279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 674-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	KLDO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2020, Kaleido Biosciences, Inc. (the “Company”) entered into an amendment to the Employment Agreement (the “Amendment”) between the Company and Alison Lawton (the “Employee”), entered into on January 24, 2019 (the “Lawton Employment Agreement”). The Amendment (i) updates the “Position and Duties” disclosure to include the role of special advisor in the Office of the CEO from July 20, 2020 through the Resignation Effective Date; (ii) adds a “Resignation Effective Date” provision effective December 31, 2020; (iii)  revises the base salary term to extend salary payments through the Employee’s Resignation Effective Date; (iv) updates the “Incentive Compensation” disclosure to account for a short-term incentive payment for the 2020 calendar year equal to 50% of the Employee’s base salary payable when 2020 bonuses are paid to other executives of the Company;  and  (vi) amends the “Equity” provisions to allow for the following: (a) the 46,325 RSUs granted to the Employee on February 28, 2020 (with a market price at time of grant equal to $5.97) shall accelerate and vest effective on the Resignation Effective Date, (b) any options to purchase Common Stock in the Company that otherwise would have vested on or prior to June 30, 2021 had the Employee continued her employment through June 30, 2021, shall accelerate and vest effective on the Resignation Effective Date, and (c) the period during which the Employee can exercise any of her vested options to purchase Common Stock in the Company is extended until December 31, 2022. All other provisions in the Lawton Employment Agreement are unchanged and remain in full force and effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full and complete text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Amendment to Lawton Employment Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALEIDO BIOSCIENCES, INC.

Date: July 22, 2020	By:	/s/ Jerald Korn
Jerald Korn
General Counsel